[Computer(R)
 Associates
 Global Professional
 Services Logo Here]                             CA GLOBAL PROFESSIONAL SERVICES

--------------------------------------------------------------------------------
                                                          Date: January 18, 2000


                   ADDENDUM TO PROFESSIONAL SERVICE AGREEMENT

                                  I-STORM, INC.


INTRODUCTION
This Addendum, in conjunction with the signed Professional Services Agreement comprises the total agreement for the described level of effort. Upon execution of this Addendum, Computer Associates International, Inc. (CA), will provide the technical services in the time frame described in the Period of Performance.

If there are any unforeseen delays in the execution of these documents, the Scope, this Addendum, and/or Period of Performance may be adjusted based on mutually agreed upon terms between CA and I-Storm.

Until executed by I-Storm and received by CA, this addendum shall act as a quotation for services whose term will expire thirty (30) days from the date provided above. Any extensions to this term must be made in writing by CA.

DESCRIPTION OF SERVICES

o Provide Consultants, Architects, and Managing Consultants on a mutually agreed upon schedule for design, implementation and maintenance services.

RESOURCE MANAGEMENT
Resource management will be provided by Computer Associates throughout the execution of the engagement listed above.

ACTIVITY SCHEDULE AND LOCATION
These services are to be provided by CA personnel. These services will begin on a mutually agreed upon schedule. Computer Associates personnel will normally work during normal business hours, Monday through Friday, excluding holidays, vacations, or training unless mutually agreed upon.

PERIOD OF PERFORMANCE

THESE SERVICES WILL BE PERFORMED BETWEEN AUGUST 1, 1999 AND COMPLETED BEFORE DECEMBER 31, 2001. CLIENT AGREES TO PAY CA A MINIMUM PAYMENT OF EIGHT HUNDRED THOUSAND DOLLARS ($800,000) FOR SERVICES PERFORMED DURING THE PERIOD ENDING ON DECEMBER 31, 2000. SERVICES TO BE PERFORMED WILL BE DESCRIBED IN STATEMENTS OF WORK. FEES WILL BE CHARGED IN ACCORDANCE WITH THE LABOR CATEGORIES AND RATES SPECIFIED WITH THE SECTION LABELED "SERVICE UNITS RATES." RATES ARE NOT INCLUSIVE OF TRAVEL AND LIVING EXPENSES, WHICH ARE TO BE INVOICED SEPARATELY AS INCURRED. CA AND CLIENT ANTICIPATE THE PROVISION OF SERVICES TO CLIENT IN THE AMOUNT OF THREE MILLION DOLLARS ($3,000,000) DURING THE PERIOD OF PERFORMANCE.

I-STORM                          PAGE 1 OF 2


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[Computer(R)
 Associates
 Global Professional
 Services Logo Here]                             CA GLOBAL PROFESSIONAL SERVICES

--------------------------------------------------------------------------------
                                                          Date: January 18, 2000

CLIENT RESPONSIBILITIES

 I-Storm will provide the following at no cost to Computer Associates:

         1. All necessary supporting hardware and software must be accessible by our consultant upon initiation of this engagement during the normal business hours.

         2. Availability of information concerning systems and applications that accurately reflects the status or conditions currently in effect.

         3. Availability of and access to all project required computer systems, as well as root and administrator login and password with sufficient authority to accomplish the tasks described.

         4. Availability of any office services relevant to the delivery of these services (e.g. telephone, office supplies, copying capabilities, etc.).


SERVICES UNIT RATES
These consulting services are being provided on a time and materials basis at the following hourly service unit schedules:

         -------------------------------------- --------------------------------
            LABOR CATEGORY                           HOURLY SERVICE UNIT RATE
         -------------------------------------- --------------------------------
                           MANAGING CONSULTANT           $165 PER HR.
         -------------------------------------- --------------------------------
                                     ARCHITECT           $156 PER HR.
         -------------------------------------- --------------------------------
                             SENIOR CONSULTANT           $135 PER HR.
         -------------------------------------- --------------------------------

NOTE: THE ABOVE RATE REFLECTS APPROXIMATELY 20% DISCOUNT TO LIST RATES.


ACCEPTED BY:                                     ACCEPTED BY:

COMPUTER ASSOCIATES INTERNATIONAL, INC.          I-STORM, INC.


_____________________________________            _______________________________
SIGNATURE                                        SIGNATURE


_____________________________________            _______________________________
NAME (PLEASE PRINT)                              NAME (PLEASE PRINT)


_____________________________________            _______________________________
TITLE                                            TITLE

                                                 DECEMBER 30, 1999
--------------------------------------------     -------------------------------
DATE                                             DATE

I-STORM                          PAGE 2 OF 2